UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 13, 2014

FIRST INTERSTATE BANCSYSTEM, INC.

(Exact name of registrant as specified in its charter)

Montana	001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

401 North 31st Street, Billings, MT	59116
(Address of principal executive offices)	(Zip Code)

(406) 255-5390

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                     Other Events.

On February 13 and 14, 2014, executive officers of First Interstate BancSystem, Inc. (the “Registrant”) will be giving a business presentations at the Sterne Agee Financial Institutions Investor Conference.  For the benefit of all investors, the slides accompanying these presentations are attached as Exhibit 99.1 to this current report on Form 8-K and will be posted on the Registrant’s website, www.FIBK.com, under “News/Events/Webcasts and Presentations.”

Item 9.01                                     Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
99.1	Slide Presentation for the Sterne Agee Financial Institutions Investor Conference

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2014
FIRST INTERSTATE BANCSYSTEM, INC.

	By:	/s/ ED GARDING
Ed Garding
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Slide Presentation for the Sterne Agee Financial Institutions Investor Conference